STEWARD FUNDS, INC.

Steward Multi-Manager Equity Fund

Steward Domestic All-Cap Equity Fund

Steward Select Bond Fund

PROSPECTUS

December 27, 2005

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

Page

ABOUT THE STEWARD FUNDS

Steward Multi-Manager Equity Fund 5

Objectives and Strategies 5

Principal Risks 6

Fees and Expenses 8

Steward Domestic All-Cap Equity Fund 10

Objectives and Strategies 10

Principal Risks 10

Fees and Expenses 12

Steward Select Bond Fund 14

Objectives and Strategies 14

Principal Risks 14

Fees and Expenses 16

Administration 17

YOUR ACCOUNT

Buying and Selling Shares 20

Share Price 20

Minimum Investment 20

Share Certificates 21

Telephone Transactions 21

Purchasing Fund Shares 21

Frequent Transactions 23

Redeeming Fund Shares 24

Exchanging Fund Shares 26

Distribution and Taxes 26

FOR MORE INFORMATION

Back Cover

About the Steward Funds

Values Based Investing

The Steward Funds described in this prospectus offer investors the opportunity to pursue investment goals while being consistent with cultural values favored by many Christians, but not necessarily by any particular Christian denomination. Thus, in pursuing their investment objectives, the Steward Funds apply a comprehensive set of cultural values screens to all of the investments in each portfolio ("Fund"). Among other investment restrictions, the Funds use their best efforts to avoid investing in companies that are recognized as being materially involved with pornography, abortion, alcohol, gambling or tobacco although a Fund may invest up to 5% of its gross assets in certain collective investment vehicles or derivatives that may include prohibited companies. The Funds may apply additional cultural values screening criteria that are deemed by the Advisory Committee to be consistent with cultural values favored by many Christians, although not necessarily by any particular Christian denomination. If a company already held by a Fund is added to the list of prohibited companies, the Fund will generally sell the securities of such company, although the sale may be delayed if such securities are illiquid or if the investment adviser, or money manager, as applicable, determines that an immediate sale would have a negative tax or other effect on the Fund.

The Steward Funds

Steward Multi-Manager Equity Fund seeks long-term capital appreciation. The Fund pursues this objective through the use of a "multi-style, multi-manager diversification" technique. The Fund invests primarily in common stocks of large, medium and small capitalization companies, most of which are U.S.-based. The Fund's investment adviser, Frank Russell Investment Management Company ("FRIMCo"), allocates the Fund's assets among different money managers who employ distinct investment styles.

Steward Domestic All-Cap Equity Fund seeks long-term capital appreciation. The Fund pursues this objective through the use of a multiple capitalization equity investment style. The Fund invests primarily in common stocks of large, medium and small capitalization companies that represent a broad spectrum of the economy. The Fund's investment adviser is Capstone Asset Management Company ("CAMCO").

Steward Select Bond Fund seeks high current income with capital appreciation and growth of income. The Fund invests primarily in fixed income securities such as corporate bonds, mortgage-backed securities and government and agency bonds and notes. The Fund's investment adviser is CAMCO.

Classes of Shares - Each of the Funds offers two classes of shares - Individual Class shares and Institutional Class shares, which differ in terms of expenses and minimum investments. (See "Fees and Expenses" and "Buying and Selling Fund Shares," below.)

Investment Objectives and Principal Investment Strategies - The investment objectives and principal investment strategies of each Fund are described on the following pages. The investment objectives of the Funds are not fundamental and may be changed without shareholder approval.

Advisory Committee and Consultant

The Funds' Board of Directors ("Board") has appointed an Advisory Committee that consults with the Board regarding the content of the Funds' cultural values screens and their application to the Funds' investment policies, as well as various other philosophical and structural matters concerning the Funds. The Chairman of the Advisory Committee is selected by the Board's Nominating Committee. The Chairman then recommends prospective members of the Advisory Committee, subject to approval by the Board, whom he or she believes are qualified to assist in fulfilling the Advisory Committee's role. Advisory Committee members serve without fee but are compensated for expenses incurred in connection with attending Fund-related meetings.

The Board has also retained Steward Fund Consultants, Inc. ("SFC") to serve as an independent source of expertise and education for the Board and the Advisory Committee regarding issues surrounding the cultural values screens. SFC is a subsidiary of Steward Financial Holdings, Inc., which is wholly owned by the Assemblies of God Foundation. SFC management pioneered the initial development of values-based investing methodology over the last decade, having started the first investment research firm exclusively dedicated to values-based investing data and analysis. For these services, SFC will receive fees from the Funds, based on their aggregate average daily net assets, at the maximum annual rate of 0.10% of the first $200 million of such assets, 0.075% of the next $200 million, 0.06% of the next $200 million, 0.05% of the next $400 million and 0.04% of aggregate assets over $1 billion.

The Board, in consultation with the Advisory Committee and SFC, has sole responsibility for approving the list of companies whose securities are prohibited investments for the Funds, for approving any changes to such list, and for assuring that such list and any such changes are provided to each investment adviser. Subject to these investment prohibitions, each Fund's investment adviser or applicable money manager, not the Advisory Committee or SFC, has sole responsibility for determining which securities a Fund will buy, sell or hold.

STEWARD MULTI-MANAGER EQUITY FUND

Investment Objective: To provide long-term capital appreciation.

Principal Investment Strategies

The Steward Multi-Manager Equity Fund invests primarily in common stocks of small, medium and large capitalization companies, most of which are U.S.-based. While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization, the Fund generally defines large, medium and small capitalization stocks as stocks of the largest 3000 companies in the United States. The market capitalization of these companies, as well as the capitalization range of companies in which the Fund may invest, will change with market conditions. As of May 31, 2005, the market capitalization of these companies was between $386 billion and $182 million.

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Fund will provide 60 days' notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund employs a "multi-style, multi-manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. Subject to the limitations of the Fund's cultural screening policies, which are not developed, reviewed or approved by FRIMCo or the money managers, the Fund uses the following principal investment styles intended to complement one another:

o Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects.

o Value Style emphasizes investments in equity securities of companies that appear to a money manager to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues or cash flow.

o Market-Oriented Style emphasizes investments in companies that appear to a money manager to be undervalued relative to their growth prospects. Money managers select securities from the broad equity market rather than focusing on the growth or value segments of the market.

Additionally, the Fund is diversified by equity substyle. For example, within the Growth Style, the Fund expects to employ both an Earnings Momentum substyle (concentrating on companies with more volatile and accelerating growth rates) and a Consistent Growth substyle (concentrating on companies with stable earnings growth over an economic cycle).

FRIMCo exercises investment discretion over any portion of the Fund's assets not allocated to the money managers. FRIMCo selects the individual portfolio securities for that portion of the Fund's assets and for the Fund's cash reserves. FRIMCo may also directly manage portions of the Fund's assets during periods of transition from one money manager to another.

FRIMCo, subject to oversight by the Fund's Board of Directors, has ultimate responsibility to oversee the money managers, to recommend their hiring, termination and replacement and to determine how the Fund's assets shall be allocated among the money managers. FRIMCo believes that by employing a unique combination of qualitative and quantitative measurements, it is possible to select money managers within subsets or styles for specific asset classes and investment styles who have shown a consistent ability to achieve results that exceed their respective asset class subset or style-specific benchmarks. For the Fund, FRIMCo expects to combine select money managers with other money managers within the same asset class who employ complementary styles. FRIMCo believes that combining complementary investment styles within an asset class tends to reduce investors' risk from a particular investment style's going out of favor. For more information on FRIMCo and the money managers, see "Management," below.

The Fund intends to be fully invested at all times. The Fund, like any mutual fund, maintains cash reserves, (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including money market funds. In addition to investing in such short-term investments, the Fund may use a hedging strategy for its cash reserves to achieve its strategy to be fully invested by exposing these reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. Government debt obligations as collateral.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the hedging strategy for its cash reserves.

Principal Risks

An investment in the Steward Multi-Manager Equity Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if the money managers' investment techniques and risk analyses do not produce the desired results. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests. Although the Fund may invest in securities of companies across multiple capitalizations, in the event the Fund invests more heavily in smaller companies its risks will increase and changes in its share price may become more sudden or more erratic. (See "Securities of Small Capitalization Companies" below.)

Other risks of investing in the Fund are as follows:

o Multi-Manager Approach - The investment styles employed by the Fund's money managers may not be complementary. The interplay of the various strategies employed by the Fund's multiple money managers may result in the Fund holding a concentration of certain types of securities. This concentration may be beneficial or detrimental to the Fund's performance depending upon the performance of those securities and the overall economic environment. The money managers selected for the Fund may underperform the market generally or other money managers that could have been selected for the Fund. The multi-manager approach could increase the Fund's portfolio turnover rate, realization of capital gains or losses, brokerage commissions and other transactions costs.

o Cultural Values Screening Policies - In avoiding investments that are inconsistent with the Fund's cultural values screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the Fund's cultural values screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

o Equity Securities - The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds will take precedence over the claims of owners of its equity securities.

o Value Stocks - Investments in value stocks are subject to the risks of equity securities, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stocks may turn out not to have been undervalued.

o Selection Risk - Particular stocks selected for the Fund may under-perform the market or other funds with similar objectives.

o Growth Stocks - Investments in growth stocks are subject to the risks of equity securities. Growth company stocks may provide minimal dividends which could otherwise cushion stock prices in a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors' perceptions of the company, rather than on fundamental analysis of the stocks.

o Market-Oriented Investments - Market-oriented investments are generally subject to the risks of equity securities, as well as the risks associated with growth and value stocks.

o Stocks of Small Capitalization Companies - The Fund may invest in stocks of small capitalization companies. Although not a primary investment strategy, the Fund may also invest in stocks of micro-cap companies. Investments in stocks of small capitalization companies are subject to the risks of equity securities. Investments in stocks of small and micro capitalization companies may involve greater risks because these companies generally have a limited track record. Small and micro capitalization companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Micro capitalization company stocks are also more likely to have limited market liquidity. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund's portfolio.

o Exposing Cash Reserves to Appropriate Markets - By exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives, the Fund's performance tends to correlate more closely to the performance of that market as a whole. However, the market performance of these instruments may not correlate precisely to the performance of a corresponding market. This approach increases the Fund's performance if the particular market rises and reduces the Fund's performance if the particular market declines.

o Securities Lending Risk - If a borrower of the Fund's securities fails financially, the Fund's recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral, which could result in a loss to the Fund.

o Issuer Risk - The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

o Management Risk - The Fund is subject to management risk because it is an actively managed investment portfolio. There can be no guarantee that such active management will produce the desired results.

o Portfolio Turnover - The portfolio turnover rates for multi-manager funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Each of the Fund's money managers makes decisions to buy or sell securities independently from other managers. Thus, one money manager for the Fund may be selling a security when another money manager for the Fund is purchasing the same security. Also, when the Fund replaces a money manager, the new money manager may significantly restructure the investment portfolio. These practices may increase the Fund's portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction costs. When the Fund realizes capital gains upon selling portfolio securities, your tax liability increases.

Portfolio Holdings

A description of the Fund's policies and procedures regarding disclosure of its portfolio securities is available in the Funds' Statement of Additional Information dated December 27, 2005.

Fees and Expenses

This table describes the fees and expenses you will pay if you invest in the Steward Multi-Manager Equity Fund. As you can see, the only fee that is charged directly to shareholders is the 2% Redemption Fee. This fee is charged to certain redeeming shareholders and paid directly to the Fund. Shareholders of the Fund do, however, bear indirectly a portion of the Fund's annual operating expenses.

FEE TABLE

Shareholder Fees (fees paid directly from your investment)*

	Individual Class	Institutional Class
Maximum front-end sales charge	None	None
Maximum deferred sales charge	None	None
Maximum sales charge on reinvested dividends and distributions	None	None
Redemption fee**	2%	2%
Exchange fee	None	None
Maximum account fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Individual Class	Institutional Class
Management fees	0.55%	0.55%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses***	0.42%	0.42%
Total Annual Fund Operating Expenses	1.22%	0.97%

* In addition to the other fees specified in this Fee Table, commencing on or about December 1, 2005 and on or about December 1 of each year thereafter, an annual $12 fee will be deducted from each shareholder account in the Fund that, on the day the fee is deducted, has been open for more than one year and has a net asset value of less than $200. The fee will apply separately to each account in the Fund that meets such criteria.

** The redemption fee is applied to redemptions within 5 days of purchase. The redemption fee will not be applied to redemptions of shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the fee, shares purchased through the reinvestment of dividends and distributions will be redeemed first, followed by shares held the longest. The Fund may waive the fee for redemptions by certain institutional accounts and by certain tax-exempt retirement plans. All redemption fees will be paid to the Fund and will help offset brokerage commissions, odd-lot premiums, and other administrative costs associated with short-term trading.

*** "Other Expenses" are based on estimated amounts for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Individual Class	$124	$387
Institutional Class	$99	$309

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Individual Class	$124	$387
Institutional Class	$99	$309

STEWARD DOMESTIC ALL-CAP EQUITY FUND

Investment Objective: Long-Term Capital Appreciation.

Principal Investment Strategies

The Steward Domestic All-Cap Equity Fund ("Fund") pursues its investment objective through the use of a multiple capitalization equity investment style. The Fund invests primarily in common stocks of companies that represent a broad spectrum of the economy. The Fund utilizes an all market capitalization approach that allocates among the large, medium and small capitalization asset classes. The Fund seeks to outperform its benchmark, as designated by the Board from time to time, through selective allocation between large cap, mid cap and small cap securities. The benchmark selected by the Board will be a widely recognized index of large, mid and small cap securities. CAMCO, as investment adviser to the Fund, employs a three step process that combines this capitalization allocation with relative risk control, portfolio construction and the Fund's cultural values screening policies.

o First, CAMCO will determine the percentage of the Fund's assets that will be allocated to investments in each market capitalization range. These allocations will vary with market conditions.

o Second, in selecting stocks for consideration CAMCO divides the investment universe into three market capitalization classes: large, mid and small. The three capitalization classes are then screened for social restrictions, and those companies failing to meet these criteria are removed from each capitalization class.

o Finally, a relative risk controlled portfolio is constructed that represents each targeted capitalization allocation. CAMCO will attempt to match the characteristics and performance of each subcomponent capitalization class against an appropriate large, mid and small cap benchmark.

Under normal circumstances, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus any borrowings for investment purposes, in domestic equity securities. The Fund will provide shareholders with at least 60 days' prior notice of any change in this policy.

Other Investment Practices

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. Government debt obligations as collateral.

From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

Principal Risks

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if CAMCO's expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests.

Although the Fund may invest in equity securities of companies across all market capitalizations, in the event the Fund invests more heavily in smaller companies its risks will increase and changes in its share price may become more sudden or more erratic. (See "Securities of Small Capitalization Companies," below).

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements or U.S. Government securities, including during periods during which the Fund is investing for temporary defensive purposes, the Fund's potential returns could be reduced.

Other risks of investing in the Fund are as follows:

o Cultural Values Screening Policies - In avoiding investments that are inconsistent with the Fund's cultural values screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the Fund's cultural values screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

o Equity Securities - The value of equity securities will rise and fall in response to the activities of the company that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds will take precedence over the claims of owners of its equity securities.

o Value Stocks - Investments in value stocks are subject to risks that (i) their intrinsic values may never be realized by the market or (ii) such stock may turn out not to have been undervalued.

o Selection Risk - Particular stocks selected for the Fund may under-perform the market or other funds with similar objectives.

o Growth Stocks - Growth company stocks may provide minimal dividends which could otherwise cushion stock prices in a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors' perceptions of the company, rather than on fundamental analysis of the stocks.

o Market-Oriented Investments - Market-oriented investments are generally subject to the risks associated with growth and value stocks.

o Securities of Small Capitalization Companies - Investments in small capitalization companies may involve greater risks because these companies generally have a limited track record. Small capitalization companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund's portfolio.

o Repurchase Agreements - Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund's cost plus interest. If the value of such securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

o Securities Lending Risk - If a borrower of the Fund's securities fails financially, the Fund's recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral, which could result in a loss to the Fund.

o Investment in Other Investment Companies - The Fund may invest in shares of other investment companies ("funds"). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds' investment advisory fees, although the fees paid by the Fund to CAMCO will not be proportionally reduced.

o Issuer Risk - The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

o Management Risk - The Fund is subject to management risk because it is an actively managed investment portfolio. CAMCO will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Portfolio Holdings

A description of the Fund's policies and procedures regarding disclosure of its portfolio securities is available in the Funds' Statement of Additional Information dated August 29, 2005.

Fees and Expenses

This table describes the fees and expenses you will pay if you invest in the Steward Domestic All-Cap Equity Fund. As you can see, the only fee that is charged directly to shareholders is the 2% Redemption Fee. This fee is charged to certain redeeming shareholders and paid directly to the Fund. Shareholders of the Fund do, however, bear indirectly a portion of the Fund's annual operating expenses.

FEE TABLE
Shareholder Fees (fees paid directly from your investment)*

	Individual Class	Institutional Class
Maximum front-end sales charge	None	None
Maximum deferred sales charge	None	None
Maximum sales charge on reinvested dividends and distributions	None	None
Redemption fee**	2%	2%
Exchange fee	None	None
Maximum account fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Individual Class	Institutional Class
Management fees	0.15%	0.15%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses***	0.81%	0.81%
Total Annual Fund Operating Expenses	1.21%	0.96%

* In addition to the other fees specified in this Fee Table, commencing on or about December 1, 2005 and on or about December 1 of each year thereafter, an annual $12 fee will be deducted from each shareholder account in the Fund that, on the day the fee is deducted, has been open for more than one year and has a net asset value of less than $200. The fee will apply separately to each account in the Fund that meets such criteria.

** The redemption fee is applied to redemptions within 5 days of purchase. The redemption fee will not be applied to redemptions of shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the fee, shares purchased through the reinvestment of dividends and distributions will be redeemed first, followed by shares held the longest. The Fund may waive the fee for redemptions by certain institutional accounts and by certain tax-exempt retirement plans. All redemption fees will be paid to the Fund and will help offset brokerage commissions, odd-lot premiums, and other administrative costs associated with short-term trading.

*** "Other Expenses" are estimated based on actual amounts incurred from inception on October 1, 2004 to April 30, 2005.

Example: This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Individual Class	$123	$384	$665	$1,466
Institutional Class	$98	$306	$531	$1,178

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Individual Class	$123	$384	$665	$1,466
Institutional Class	$98	$306	$531	$1,178

STEWARD SELECT BOND FUND

Investment Objective: To provide high current income with capital appreciation and growth of income.

Principal Investment Strategies

The Steward Select Bond Fund ("Fund") invests primarily in fixed income securities such as corporate bonds, mortgage-backed securities and government and agency bonds and notes, subject to limitations of the Fund's cultural values screening policies. Normally, the Fund will invest at least 80% (measured at the time of investment) of its net assets, plus any borrowings for investment purposes, in these types of instruments. The Fund will give shareholders at least 60 days' prior written notice of any change in this policy. The Fund may also invest in other investment companies. The Fund may invest up to 15% of assets in illiquid securities which are likely to consist primarily of debt securities or real estate investment trusts invested principally in mortgages of churches, colleges, schools and other non-profit organizations.

In an effort to achieve the Fund's stated objective CAMCO will:

o Monitor economic, demographic and political indicators to identify short-term and long-term trends in interest rates.

o Determine the appropriate maturity/duration range for the Fund relative to the market. The Fund's target range is to be within 10% of the maturity/duration of the Fund's benchmark index. The benchmark index, selected from time to time by the Fund's Board, is currently the Lehman Brothers Aggregate Bond Index.

o Provide diversification through investment in multiple industry and asset sectors.

o Invest primarily in securities rated investment grade (Baa/BBB or better) by Moody's or Standard and Poor's or those of comparable quality as determined by CAMCO. Obligations rated BBB or Baa may have speculative characteristics and changes in economic conditions or other circumstances may cause the issuer of such obligation to have a weakened capacity to make principal and interest payments relative to higher grade bonds.

The Fund will normally sell a security when it no longer represents a good value, when more attractive risk/return potential exists in an alternative position, or when the security no longer fits within the strategy of the portfolio.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. Government debt obligations as collateral.

From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

Principal Risks

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than you paid for them. The Fund, by itself, does not constitute a balanced investment program. The value of shares of the Fund will be influenced by market conditions as well as by the value of the securities in which the Fund invests.

The Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency.

Other principal risks of investing in the Fund which could adversely affect its net asset value, yield and total return are as follows:

o Cultural Values Screening Policies - In avoiding investments that are inconsistent with the Fund's cultural values screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the cultural values screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

o Fixed-Income Securities - Prices of fixed-income securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed-income securities fall. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration. There is also a risk that fixed income securities will be downgraded in credit rating or go into default. Lower-rated bonds, and bonds with longer final maturities, generally have higher credit risks.

o Instruments of Foreign Banks and Branches and Foreign Corporations, Including Yankee Bonds - Non-U.S. corporations and banks issuing dollar-denominated instruments in the United States are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This adds to the analytical complexity of these securities and may increase the possibility that a non-U.S. corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.

o Repurchase Agreements - Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund's cost plus interest. If the value of such securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

o Securities Lending Risk - If a borrower of the Fund's securities fails financially, the Fund's recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral, which could result in a loss to the Fund.

o Investment in Other Investment Companies or Real Estate Investment Trusts - The Fund may invest in shares of other investment companies or real estate investment trusts ("funds"). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds' investment advisory fees, although the fees paid by the Fund to CAMCO will not be proportionally reduced.

o Investment in Illiquid Investments - Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund's investments in illiquid securities may reduce the Fund's returns because the Fund may be unable to sell the illiquid securities at an advantageous time or price. When the Fund owns mortgage-related illiquid securities, there is additional risk arising from the illiquidity of the underlying real estate collateral for such securities. (See also "Mortgage Risk," below.)

o Issuer Risk - The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

o Mortgage Risk - When the Fund purchases mortgage-related securities, it is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility if it holds mortgage-related securities. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates.

o Management Risk - The Fund is subject to management risk because it is an actively managed investment portfolio. CAMCO will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Portfolio Holdings

A description of the Fund's policies and procedures regarding disclosure of its portfolio securities is available in the Funds' Statement of Additional Information dated August 29, 2005.

Past Performance

The following information illustrates the past performance of the Fund. You should remember that past performance does not necessarily indicate how a Fund will perform in the future.

Fees and Expenses

This table describes the fees and expenses you will pay if you invest in the Steward Select Bond Fund. As you can see, the only fee that is charged directly to shareholders is the 2% Redemption Fee. This fee is charged to certain redeeming shareholders and paid directly to the Fund. Shareholders of the Fund do, however, bear indirectly a portion of the Fund's annual operating expenses.

FEE TABLE

Shareholder Fees (fees paid directly from your investment)*

	Individual Class	Institutional Class
Maximum front-end sales charge	None	None
Maximum deferred sales charge	None	None
Maximum sales charge on reinvested dividends and distributions	None	None
Redemption fee**	2%	2%
Exchange fee	None	None
Maximum account fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Individual Class	Institutional Class
Management fees	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses***	0.57%	0.57%
Total Annual Fund Operating Expenses	1.07%	0.82%

* In addition to the other fees specified in this Fee Table, commencing on or about December 1, 2005 and on or about December 1 of each year thereafter, an annual $12 fee will be deducted from each shareholder account in the Fund that, on the day the fee is deducted, has been open for more than one year and has a net asset value of less than $200. The fee will apply separately to each account in the Fund that meets such criteria.

** The redemption fee is applied to redemptions within 5 days of purchase. The redemption fee will not be applied to redemptions of shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the fee, shares purchased through the reinvestment of dividends and distributions will be redeemed first, followed by shares held the longest. The Fund may waive the fee for redemptions by certain institutional accounts and by certain tax-exempt retirement plans. All redemption fees will be paid to the Fund and will help offset brokerage commissions, odd-lot premiums, and other administrative costs associated with short-term trading.

*** "Other Expenses" are estimated based on actual amounts incurred from inception on October 1, 2004 to April 30, 2005.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Individual Class	$109	$340	$590	$1,306
Institutional Class	$84	$262	$455	$1,014

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Individual Class	$109	$340	$590	$1,306
Institutional Class	$84	$262	$455	$1,014

Management

Investment Advisers

Capstone Asset Management Company ("CAMCO"), a wholly-owned subsidiary of Capstone Financial Services, Inc. that is located at 5847 San Felipe, Suite 4100, Houston, Texas 77057, acts as investment adviser for Steward Domestic All-Cap Equity Fund and the Steward Select Bond Fund. CAMCO provides investment management and administrative services to other investment companies, and provides investment management services to pension and profit-sharing accounts, corporations and individuals. As of the date of this prospectus, CAMCO manages nearly $3.0 billion in assets. As compensation for its services as investment adviser, Steward Domestic All-Cap Equity Fund pays CAMCO, on a monthly basis, an investment advisory fee calculated at the annual rate of 0.15% on the first $500 million. The rate declines to 0.125% on the next $500 million of average daily net assets, and to 0.10% on average daily net assets in excess of $1 billion. As compensation for its services as investment adviser, the Steward Select Bond Fund pays CAMCO, on a monthly basis, an investment advisory fee calculated at the annual rate of .25% on the first $500 million. The rate declines to 0.20% on the next $500 million, and to 0.175% on average daily net assets in excess of $1 billion.

Frank Russell Investment Management Company ("FRIMCo"), located at 909 A Street, Tacoma, Washington 98402, acts as investment adviser to Steward Multi-Manager Equity Fund ("MME Fund"). FRIMCo pioneered the "multi-style, multi-manager" investment method in mutual funds. FRIMCo was established in 1982 to serve as the investment management arm of Frank Russell Company ("Russell"). As of December 31, 2004, FRIMCo managed over $24.2 billion in 35 mutual fund portfolios.

Russell, which acts as consultant to MME Fund, was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell provides FRIMCo with the asset management consulting services that it provides to its other consulting clients. MME Fund does not compensate Russell for these services. Russell and its affiliates have offices around the world, in Tacoma, New York, Toronto, London, Paris, Sydney, Auckland, Singapore and Tokyo.

Russell is a subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company headquartered in Milwaukee, Wisconsin. In the life and health insurance category, it was named the most admired company in the United States in Fortune's corporate reputation survey published in 2003.

FRIMCo, MME Fund's investment adviser, evaluates and oversees MME Fund's money managers as more fully described below. Each of MME Fund's money managers makes investment decisions for the portion of MME Fund's assets assigned to it by FRIMCo. FRIMCo provides or oversees the provision of all investment advisory and portfolio management services for MME Fund. FRIMCo develops the investment program for MME Fund, selects, subject to approval by MME Fund's Board, money managers for MME Fund, allocates MME Fund assets among the money managers, oversees the money managers and evaluates their results. Subject to the Steward Funds' cultural values screening policies, MME Fund's money managers select the individual portfolio securities for the assets assigned to them and either FRIMCo or the money manager may arrange for execution of portfolio transactions. FRIMCo also exercises investment discretion over any portion of MME Fund's assets not allocated to the money managers. FRIMCo selects the individual portfolio securities for that portion of MME Fund's assets and for MME Fund's cash reserves. FRIMCo may also directly manage portions of MME Fund's assets during periods of transition from one money manager to another. For its investment advisory services to MME, FRIMCo receives from MME Fund, on a monthly basis, an investment advisory fee calculated at the rate of 0.55% of the Fund's average daily net assets during the month. From its advisory fees, FRIMCo, as agent for the Fund, pays all fees of the money managers for their investment selection services.

Portfolio Managers

The Portfolio Manager for the Steward Domestic All-Cap Equity Fund is Dan Watson, PhD. Mr. Watson is a co-founder of Capstone Asset Management Company (organized in 1983) and is the Chairman of the Investment Policy Committee. He received his PhD and MA from Rice University and MS and BA from Baylor University. Dan began his career in 1971 and has over 30 years of experience in the financial service industry.

The Portfolio Manager for the Steward Select Bond Fund is Edward L. Jaroski. Mr. Jaroski is a co-founder of Capstone Asset Management Company and that firm's President & Chief Executive Officer. He received his BBA from Temple University and has achieved the professional designations of Chartered Life Underwriter (CLU), Chartered Financial Consultant (ChFC) and Fellow Life Management Institute (FLMI). Mr. Jaroski began his career in 1969 and has over 35 years of experience in the financial service industry.

The Portfolio Manager for MME Fund is Stephen W. Skatrud. Mr. Skatrud has served as Portfolio Manager of FRIMCo since December, 2001, and is primarily responsible for the day-to-day investment management of MME Fund. From 1999 to December, 2001, he was a Senior Research Analyst there. From 1995 to 1999, Mr. Skatrud was Director of Benefits Finance and Investment for Harnischfeger Industries, Inc.

The Funds' Statement of Additional Information provides additional information about each Portfolio Manager's compensation, other accounts managed by such Portfolio Manager, and such Portfolio Manager's ownership of securities in the Fund for which he provides portfolio management services.

Money Managers

MME Fund's assets are allocated among the money managers listed below. FRIMCo, as MME Fund's investment adviser, may change the allocation of MME Fund's assets among the money managers at any time. Pursuant to an exemptive order obtained by the Company from the Securities and Exchange Commission, FRIMCo may engage or terminate a money manager at any time, subject to the approval of MME Fund's Board without a shareholder vote. MME Fund will notify its shareholders within 60 days of when a new money manager begins providing services. MME Fund selects money managers based primarily on the research and recommendations of FRIMCo and Russell. FRIMCo and Russell evaluate quantitatively and qualitatively the money manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in the recommendation for selection or termination of any money manager.

Subject to the limitations of the Steward Funds' cultural values screening policies and to MME Fund's investment objective and policies, each money manager has complete discretion to select portfolio securities for its segment of MME Fund. Additionally, each money manager must operate within more specific constraints developed from time to time by FRIMCo. FRIMCo develops such constraints for each money manager based on FRIMCo's assessment of the money manager's expertise and investment style. By assigning more specific constraints to each money manager, FRIMCo intends to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion. The money managers' activities are, additionally, subject to general oversight by the Board and MME Fund's officers. However, neither the Board, MME Fund's officers, FRIMCo nor Russell evaluate the investment merits of a money manager's individual securities selections.

The money managers have no affiliations with the Steward Funds or their service providers other than their management of assets of MME Fund. Each money manager is principally engaged in managing institutional investment accounts. These money managers may also serve as managers or advisers to other investment companies that are not affiliated with the Steward Funds, or to other clients of FRIMCo or of Frank Russell Company, including Frank Russell Company's wholly-owned subsidiary, Frank Russell Trust Company.

MME Fund's current money managers and their addresses are:

Alliance Capital Management L.P., which acts as money manager to the Fund through its Bernstein Investment Research and Management Unit - 1345 Avenue of the Americas, New York, NY 10105.

Ark Asset Management Co., Inc. - 125 Broad Street, New York, NY 10004.

Jacobs Levy Equity Management, Inc. - 100 Campus Drive, P.O. Box 0650, Florham Park, NJ 07932.

Lord, Abbett & Company, LLC - 90 Hudson Street, Jersey City, NJ 07302-3973.

MFS Institutional Advisors Inc. - 500 Boylston Street, Boston, MA 02116.

A discussion of the basis for the Board's approval of the Funds' investment advisory contracts with CAMCO and FRIMCo and of their approval of the agreements with the money managers is contained in the Funds' annual report for the period ended April 30, 2005.

Administrator

CAMCO acts as administrator for each Fund. For its services as administrator, CAMCO receives a monthly fee from each Fund calculated at the annual rate of 0.075% on the first $500 million of the Funds' average daily net assets. The rate declines to 0.06% on the next $500 million and to 0.05% on average daily net assets in excess of $1.0 billion.

Buying and Selling Fund Shares

Share Price

The purchase and redemption price for shares of each class of a Fund is the per share net asset value ("NAV") for that class that is next determined after your purchase or sale order is received by the Fund, transfer agent or authorized dealer. NAV is generally calculated as of the close of regular trading on the New York Stock Exchange ("Exchange"), normally 4:00 p.m. Eastern Time, on each day the Exchange is open for trading, provided that certain derivatives are priced as of 4:15 p.m. Eastern Time. The Funds do not price their shares on days the Exchange is closed for trading -- normally, weekends, national holidays and Good Friday. In addition to days the Exchange is closed for trading, Steward Select Bond Fund does not price its shares on days the bond markets are closed for trading. Such additional days are normally Columbus Day and Veteran's Day. NAV of a class reflects the aggregate assets less the liabilities attributable to that class. The price of equity securities is determined by (i) valuing securities listed on an exchange at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) by valuing securities traded on the NASDAQ market, at the Nasdaq Official Closing Price, if available, otherwise at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing other equity securities at the mean between the last reported bid and asked prices and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Board.

Debt securities (other than short-term obligations) including listed issues, are valued at the bid price on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term securities (those with remaining maturities of 60 days or less) are valued at amortized cost. Each of these methods has been determined in good faith by the Board to represent fair value for the affected securities.

In the event a price for a particular security is not available, or the available price is believed by the Adviser to be inaccurate, the security will be priced at its fair value in accordance with procedures approved by the Board which in certain cases require involvement of a Valuation Committee of the Board. It cannot be assured that any such fair value determination represents the price at which the particular securities could be sold during the period in which such fair value prices are used to determine the value of the Fund's assets. Thus, during periods when one or more of a Fund's securities are valued at fair value, there is the risk that sales and redemptions of Fund shares at prices based on these values may dilute or increase the economic interests of remaining shareholders.

The Funds generally invest in U.S. securities. However, a Fund may occasionally invest in a non-U.S. security that trades in a foreign market where closing prices are established prior to the time closing prices are established for U.S.-traded securities. If an event were to occur after the value of a Fund portfolio security was so established but before the Fund's net asset value per share is determined that is likely to change materially the value of said portfolio security and therefore change the Fund's net asset value, the Fund investment would be valued in accordance with fair value procedures established by the Board. Additionally, because non-U.S. markets may be open on days and at times when U.S. markets are closed, the value of shares of a Fund that invests in such securities can change on days when shareholders are not able to buy or sell Fund shares.

Minimum Investment

Individual Class shares - The minimum initial investment is $200 per Fund, except for continuous investment plans which have no minimum. There is no minimum for subsequent purchases, except that the minimum for subsequent telephone purchase per Fund is $1,000.

Institutional Class shares - The minimum initial aggregate investment in the Funds (including other portfolios of Steward Funds, Inc.) is $100,000 with no minimum per Fund, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial per Fund investment is $25,000. The minimum subsequent per Fund investment is $1,000, except that the minimum per Fund subsequent telephone purchase is $50,000.

The foregoing minimum investment requirements may be waived in the case of certain third-party subaccounting arrangements.

Share Certificates

The Funds will not issue certificates representing shares.

Telephone Transactions

Unless declined on the Investment Application, the Funds are authorized to accept orders for additional purchases, redemptions and exchanges by phone. You will be liable for any fraudulent order as long as the Funds have taken reasonable steps to assure that the order was proper. Also note that, during unusual market conditions, you may experience delays in placing telephone orders. In that event, you should try one of the alternative procedures described below.

Purchasing Fund Shares

You may use any of the following methods to purchase Fund shares:

Through Authorized Dealers. You may place your order through any dealer authorized to take orders for the Funds. If the order is received by the authorized dealer by 4:00 p.m. Eastern Time, you will receive that day's NAV. Orders received subsequent to 4:00 p.m. Eastern Time will receive the NAV per share next determined. It is the dealer's responsibility to transmit orders timely.

Through the Distributor. You may place orders directly with the Funds' distributor by mailing a completed Investment Application with a check or other negotiable bank draft payable to Steward Funds, Inc., to the Funds' Transfer Agent:

Transfer Agent's Address
Steward Funds, Inc.
c/o BISYS Fund Services
P.O. Box 183004
Columbus, OH 43218-3004

Remember to make your check in an amount no less than any applicable minimum noted above. Payment for all orders must be received by the Transfer Agent within three business days after the order was placed or you will be liable for any losses resulting from your purchase order. Checks from third parties will not be accepted. Subsequent investments may be mailed to the same address. Confirmations of each purchase and transaction in the account are sent to the shareholder's address of record.

Investing By Wire Transfer. You may purchase shares by wire transfer if you have an account with a commercial bank that is a member of the Federal Reserve System. Your bank may charge a fee for this service.

For an initial investment by wire transfer, you must first call the Funds' Transfer Agent at 1-800-695-3208 to be assigned a Fund account number and to receive wire instructions.

You must follow up your wire transfer with a completed Investment Application. An application may be obtained by calling 1-800-262-6631 or by visiting the Funds' website at www.Stewardmutualfunds.com. Mail the application to the Transfer Agent's address (see above).

Subsequent investments may also be made by wire transfer at any time by following the above procedures. The wire transfer must include your name and your Fund account number.

In-Kind Purchases

A Fund may issue its shares in exchange for securities held by the purchaser, when approved by the Board, in its sole discretion, or pursuant to procedures adopted by the Board, following a determination that (a) such in-kind exchange is advisable under the circumstances and (b) the securities to be exchanged are consistent with the Fund's investment objective and policies. The value of securities to be so exchanged will be determined on the day of the exchange in accordance with the Fund's policies for valuing its portfolio securities and the Fund will issue shares to the purchaser, valued on the day of the exchange, in an amount equal to the value of the exchanged securities, as so determined. A Fund will not accept securities for in-kind purchase of shares unless the Fund's investment adviser determines that the value of such securities can be calculated under the Fund's regular procedures for valuing its portfolio securities. A Fund also generally will not accept securities that are subject to restrictions on resale. As of the time of the exchange, all dividends, distributions and subscription or other rights will become the property of the Fund in question, along with the securities. Fund shares purchased in exchange for securities, as described in this paragraph, generally cannot be redeemed for fifteen days following the in-kind purchase to allow time for the transfer to settle.

Telephone Investment

After you have opened your account, you may make additional investments by telephone unless you declined that option on your Investment Application. You may place a telephone order by calling the Transfer Agent at 1-800-695-3208.

The minimum telephone purchase for Individual Class shares is $1,000 and the maximum is five times the NAV of your shares held, for which payment has been received, on the day preceding your order. For Institutional Class shares, the minimum telephone purchase is $50,000 and the maximum is five times the NAV of your shares held, for which payment has been received, on the day preceding your order.

Your telephone purchase will be priced at the NAV next determined after your call. Payment for your order must be received within three business days. Mail your payment to the Transfer Agent's address (see above). If your payment is not received within three business days, you will be liable for any losses caused by your purchase.

Electronic Purchases

If your bank is a U.S. bank that participates in the Automated Clearing House (ACH), you may elect to make subsequent investments through ACH. Complete the Banking Services option on the Investment Application or call 1-800-695-3208. Your account can generally be set up for electronic purchases within 15 days. Your bank or broker may charge for this service.

Wire transfers (see "Investing by Wire Transfer," above) allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through ACH and may take up to eight days to clear. There is generally no fee for ACH transactions.

Pre-Authorized Investment

If you hold or are purchasing Individual Class shares, you may arrange to make regular monthly investments of at least $25 automatically from your bank account by completing the Automatic Investment Plan option on the Investment Application.

Tax-Deferred Retirement Plans

Fund shares may be used for virtually all types of tax-deferred retirement plans, including traditional and Roth Individual Retirement Accounts ("IRAs"), Coverdell Education Savings Accounts and Simplified Employee Pension Plans. For more information, call 1-800-262-6631.

Frequent Transactions

Short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. It is therefore the policy of the Funds to prevent and detect trading activity of Fund shareholders that could be detrimental to other Fund shareholders. The Funds' Board has therefore adopted policies and procedures designed to discourage frequent purchases and redemptions by Fund shareholders, primarily through the imposition of a redemption fee on short-term trades. A redemption fee equal to 2% of the amount redeemed will be applied to certain redemptions (including in connection with exchanges) of Fund shares within 5 days of purchase. (See "Redemption Fees," below.) For purposes of calculating the fee, shares purchased through the reinvestment of dividends and distributions will be redeemed first, followed by shares held the longest. The Fund may waive the fee for redemptions by certain institutional accounts and by certain tax-exempt retirement plans. All redemption fees will be paid to the Fund and will help offset brokerage commissions, odd-lot premiums, and other administrative costs associated with short-term trading. These policies and procedures may be amended or terminated at any time. Changes will be disclosed in an amendment or supplement to the Funds' Prospectus.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

Name;

Date of birth (for individuals);

Residential or business street address (although post office boxes are still permitted for mailing; and

Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identify by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Redeeming Fund Shares

The price to sell one share of each Fund is the Fund's NAV. A 2% redemption fee is applied for certain redemptions or exchanges within 5 days of purchase. (See "Redemption Fees," below.)

You may redeem your Fund shares on any business day using one of the following procedures:

Through Authorized Dealers - You may request a redemption through any broker-dealer authorized to take orders for the Fund. The broker-dealer will place the redemption order by telephone or telegraph directly with the Funds' distributor and your share price will be the NAV next determined after the order is received. Provided a redemption is more than 5 days from purchase of the particular shares (see "Redemption Fee," below), the Funds do not charge a fee for these redemptions, but a dealer may impose a charge for this service. Redemption proceeds will be paid within three days after the Transfer Agent receives a redemption order in proper form.

Through the Distributor - You may redeem your Fund shares by writing to the Transfer Agent's address (see "Purchasing Fund Shares," above). You will generally receive a check for your redemption amount within a week after your check is received. Except for redemptions within 5 days of purchase (see "Redemption Fees," below), the Funds do not charge any fee for redemptions. If you request the proceeds to be sent to your address of record, you generally will not need a signature guarantee. A signature guarantee will be required if:

o you want the proceeds mailed to a different address or to be paid to someone other than the record owner; or

o you want to transfer ownership of the shares.

Signature Guarantee - A signature guarantee can be provided by most banks, broker-dealers and savings associations, as well as by some credit unions.

Redemption of Shares Purchased by Check - Redemptions of amounts purchased by check may be withheld until the purchase check has cleared, which may take up to 15 days from the purchase date.

Redemption Fees

For shares that are redeemed within 5 days of purchase (including redemptions in connection with exchanges), a fee of 2% of the amount redeemed will be imposed. The fee is calculated on the net asset value of the shares being redeemed and is deducted from the redemption proceeds. The redemption fee will not be applied to redemptions of shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the fee, shares purchased through the reinvestment of dividends and distributions will be redeemed first, followed by shares held the longest. The fee will not apply to certain types of accounts, such as omnibus accounts, retirement plan accounts and other accounts to which application of the redemption fee is not technologically feasible. The fee may also not apply to redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs, systematic withdrawal plans, redemptions requested within 5 days following the death or disability of the shareholder (or, if a trust, its beneficiary), and redemptions requested pursuant to minimum required distributions from retirement plans or redemptions initiated by a Fund. All redemption fees will be paid to the particular Fund and will help offset brokerage commissions, market impact and other costs associated with short-term trading.

Expedited Redemption

If you want to redeem at least $1000 of Fund shares and have not declined banking services on the Investment Application currently on file with the Transfer Agent, you may request that your redemption proceeds be mailed or wired to a broker-dealer or commercial bank that you previously designated on the Investment Application by calling the Transfer Agent at 1-800-695-3208. Redemption proceeds will be forwarded the next day to the designated entity. You are urged to place your redemption request early in the day to permit efficient management of the Funds' cash reserves. The Funds do not impose a special fee for this service (but see "Redemption Fees," above). However, they (and their service providers) reserve the right to modify or not to offer this service in the future. They will attempt to give shareholders reasonable notice of any such change.

Systematic Withdrawal

If you hold Individual Class shares, you may arrange for periodic withdrawals of $50 or more if you have invested at least $5,000 in a Fund. Your withdrawals under this plan may be monthly, quarterly, semi-annually or annually. If you elect this plan, you must elect to have all your dividends and distributions reinvested in shares of the particular Fund. Note that payments under this plan come from redemptions of your Fund shares. The payments do not represent a yield from a Fund and may be a return of capital, thus depleting your investment. Payments under this plan will terminate when all your shares have been redeemed. The number of payments you receive will depend on the size of your investment, the amount and frequency of your withdrawals, and the yield and share price of the Fund, which can be expected to fluctuate.

You may terminate this plan at any time by writing to the Transfer Agent. You continue to have the right to redeem your shares at any time. The cost of the plan is borne by the Funds and there is no direct charge to you.

Redemption in Kind

If you request a redemption in excess of $1 million, each Fund reserves the right to pay any portion of the redemption proceeds in securities from the Fund's portfolio rather than in cash, in accordance with applicable legal requirements. In that case, you will bear any brokerage costs imposed when you sell those securities and you will bear the market risk on those securities until you sell them.

Redemption Suspensions or Delays

Although you may normally redeem your shares at any time, redemptions may not be permitted at times when the New York Stock Exchange is closed for unusual circumstances, or when the Securities and Exchange Commission allows redemptions to be suspended.

Redemption of Small Accounts

Because it is costly to other shareholders of a Fund to maintain small accounts, each of the Funds reserves the right to automatically redeem shares and close your account when it falls below the applicable minimum specified under "Minimum Investment," above, due to your redemptions or exchanges. Before a Fund automatically redeems your account, you will be notified and given 60 days in which to make additional investments sufficient to bring your account to the required minimum and thus avoid having your shares redeemed. An automatic redemption, as a sale of your Fund shares, may have tax consequences.

Small Account Fee

On or about December 1 of each year, an annual $12 fee will be deducted from each shareholder account in a Fund that, on the day the fee is deducted, has been open for more than one year and has a net asset value of less than $200. The fee, which is paid to the applicable Fund, will apply separately to each account in the Fund that meets such criteria.

Exchanging Fund Shares (See also "Redeeming Fund Shares")

You may exchange your shares of a Steward Fund for shares of the same class of another Steward Fund at a price based on the respective NAVs of each Fund. There is no sales charge or other fee. (But see "Redemption Fees," above.) Please read the information in the Funds' prospectus concerning the Fund into which you wish to exchange. Your exchange must satisfy the applicable minimum investment and other requirements for the class of shares of the Fund into which you wish to exchange. The Fund into which you are exchanging must be available for sale in your state, and the exchange privilege may be amended or terminated upon 60 days' notice to shareholders.

You may place an exchange order by:

mailing your exchange order to the Transfer Agent's address.

telephoning 1-800-695-3208. Telephone exchange orders may be placed from 8:00 a.m. to 4:00 p.m. Eastern Time on any business day. You may decline this option on the Investment Application.

Remember that your exchange involves a sale of shares, with possible tax consequences. See "Dividends, Distributions and Taxes," below.

Dividends, Distributions and Taxes

Dividends and Distributions

Each Fund distributes substantially all of its net investment income and net realized capital gains to shareholders each year, and pays its dividends and other distributions in additional shares of the Fund, with no sales charge. However, you may elect on the Investment Application to:

Option # 1 -- receive income dividends in cash and capital gain distributions in additional Fund shares; or

Option # 2 -- receive all dividend and capital gain distributions in cash; or

Option #3 -- receive capital gain distributions in cash and income dividends in additional shares.

Each Fund intends to declare and pay these dividends quarterly. Capital gains, if any, will be paid at least annually, generally in December.

Tax Treatment of Dividends, Distributions and Redemptions

If you hold shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

If you are a taxable investor, you will generally be subject to federal income tax each year on dividend and distribution payments you receive from the Funds, as well as on any gain realized when you sell (redeem) or exchange shares of a Fund. This is true whether you reinvest your distributions in additional shares or receive them in cash. Any long-term capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your shares.

If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as "qualified dividend income" which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

When you sell or exchange shares, you may have a capital gain or loss. The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares. Any loss you incur if you sell or exchange shares that you have held for six months or less will be treated as a long-term capital loss, but only to the extent that the Fund has paid you long-term capital gain dividends with respect to those shares during that period.

The Funds will notify you each year, generally in January, which amounts of your dividend and distribution payments are subject to taxation as ordinary income or as long-term capital gain. Distributions that are declared in December but paid in January are taxable as if they were paid in December. The Funds make no representation or warranty as to the amount or variability of each Fund's capital gain distributions, which may vary as a function of several factors including, but not limited to, prevailing dividend yield levels, general market conditions, shareholders' redemption patterns and, with respect to MME Fund, cash equitization activity.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax.

MME Fund may occasionally invest in securities of issuers in certain foreign countries. MME Fund may have taxes withheld on the income received from those securities.

By law, a Fund must withhold the legally required amount of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.

Tax Treatment of In-Kind Purchases

Steward Multi-Manager Equity Fund anticipates that soon after it commences operations it may issue shares in exchange for securities in one or more large tax-free transactions. Because of the tax-free nature of these initial transactions, the Fund's tax basis in the transferred securities will be the same as the tax basis of the contributing shareholder. As a result, the amount of gain realized by the Fund on disposition of those securities, and the amount of capital gains required to be distributed to shareholders, may be greater than if the Fund had not accepted those initial in-kind purchases.

THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. YOU SHOULD CONSULT YOUR OWN TAX ADVISER CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.

Additional information on these and other tax matters relating to each Fund and its shareholders is included in the section entitled "TAXES" in the Statement of Additional Information.

Financial Highlights

The following highlights tables are intended to help you understand the financial performance of the Steward Domestic All-Cap Equity Fund and the Steward Select Bond Fund since they commenced operations on October 1, 2004. No information is provided for MME Fund, which commenced operations following the date of this prospectus. The "Per Share Data" reflects financial results for a single Fund share. The "Total Return" numbers for a Fund represent the rate that an investor would have earned (or lost) on an investment in such Fund (assuming reinvestment of all dividends and distributions). The information for the period ended April 30, 2005 has been audited by Briggs, Bunting & Dougherty, LLP whose report, along with the Fund's financial statements for Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund, are included in the Steward Funds, Inc. annual report for the fiscal year ended April 30, 2005, which is available on request and which is incorporated by reference into the Funds' Statement of Additional Information. The semiannual report to shareholders for the period ended October 31, 2005, containing unaudited Financial Highlights and financial statements for Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund is also available on request. (See "How to Get More Information," below.)

Steward Funds, Inc.

Financial Highlights

Domestic All-Cap Equity Fund

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each period indicated.
	Individual Class		Institutional Class
	Period Ended		Period Ended
	April 30, 2005 (a)		April 30, 2005 (a)

Net Asset Value, Beginning of Period	$ 25.00		$ 25.00

Investment Operations:
Net investment income	0.12		0.14
Net realized and unrealized gain on investments	0.45		0.46
Total from investment operations	0.57		0.60

Distributions from:
Net investment income	(0.10)		(0.13)
Total distributions	(0.10)		(0.13)

Net Asset Value, End of Period	$ 25.47		$ 25.47

Total Return	2.30%	(b)	2.37%	(b)

Ratios/Supplementary Data:
Net Assets, end of period (in 000's)	$2,896.00		$67,835.00
Ratio of expenses to average net assets	1.21%	(c)	0.96%	(c)
Ratio of net investment income to average net assets	0.69%	(c)	0.93%	(c)
Portfolio turnover rate *	15.93%	(c)	15.93%	(c)

(a) For the period from October 1, 2004 (commencement of operations) through April 30, 2005.
(b) Not annualized.
(c) Annualized.
Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

Steward Funds, Inc.

Financial Highlights

Steward Select Bond Fund

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each period indicated.
	Individual Class		Institutional Class
	Period Ended		Period Ended
	April 30, 2005 (a)		April 30, 2005 (a)

Net Asset Value, Beginning of Period	$ 25.00		$ 25.00

Investment Operations:
Net investment income	0.43	(d)	0.46	(d)
Net realized and unrealized (loss) on investments	(0.40)		(0.40)
Total from investment operations	0.03		0.06

Distributions from:
Net investment income	(0.29)		(0.32)
Net realized gains	(0.01)		(0.01)
Total distributions	(0.30)		(0.33)

Net Asset Value, End of Period	$ 24.73		$ 24.73

Total Return	0.14%	(b)	0.25%	(b)

Ratios/Supplementary Data:
Net Assets, end of period (in 000's)	$3,050.00		$92,265.00
Ratio of expenses to average net assets	1.07%	(c)	0.82%	(c)
Ratio of net investment income to average net assets	2.92%	(c)	3.17%	(c)
Portfolio turnover rate *	44.13%		44.13%

(a) For the period from October 1, 2004 (commencement of operations) through April 30, 2005.
(b) Not annualized.
(c) Annualized.
(d) Computed using average shares outstanding throughout the period.
Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

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